Investment Strategy - BNY Mellon US Large Cap Equity Growth ETF	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]

To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the Solactive GFS United States 500 Growth Style Index (index). Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization U.S. growth companies and derivatives with economic characteristics similar to such securities. The fund considers large-capitalization U.S. growth companies to be companies included in the index. As of May 26, 2026, the full market capitalization range of companies included in the index was $10.6 billion to $5.2 trillion.

The index is a subset of the Solactive GBS United States 500 Index, a benchmark designed to measure the performance of 500 of the largest companies listed on U.S. stock markets. The Solactive GBS United States 500 Index includes common stocks and shares of real estate investment trusts (REITs). The index is designed to measure the performance of companies included in the Solactive GBS United States 500 Index (index universe) with high growth factor scores, as determined by Solactive AG (Solactive), the index provider. When determining a growth factor score, Solactive considers a company’s earnings per share (EPS) growth and sales per share (SPS) growth (growth metrics), and book-to-price ratio (a value metric). Companies with high EPS and SPS growth and low book-to-price ratios receive higher growth factor scores. Companies in the index universe are ranked by growth factor score and securities of companies in the top 70% of scores are included in the index. The index is a free float-adjusted capitalization-weighted index. Companies with growth factor scores in the top 30% are weighted based on their full free-float capitalization. Companies with growth factor scores in the 30%-70% range are weighted based on a percentage of their free-float capitalization, with higher scoring companies receiving a higher weight than lower scoring companies. The index is rebalanced on a semi-annual basis in May and November. As of May 26, 2026, the index was comprised of 326 securities. Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

The fund may, from time to time, invest a significant portion (more than 20%) of its total assets in equity securities of companies in certain sectors. As of May 26, 2026, approximately 48.6% of the index consisted of securities of issuers in the information technology sector. In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries.

The fund is non-diversified.